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                                                              EXHIBIT 10.23(b)

                                AMENDMENT NO. 1
                                       TO
                         MERGER AND PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 TO MERGER AND PURCHASE AGREEMENT (the "First Amendment") is made as of the first day of February, 1999, among Union Pacific Resources Company, a Delaware corporation, Union Pacific Fuels, Inc., a Delaware corporation and a wholly-owned subsidiary of Seller, Duke Energy Field Services, Inc., a Colorado corporation, and DEFS Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Buyer.

         WHEREAS, the parties hereto heretofore entered into a Merger and Purchase Agreement, dated November 20, 1998 (the "Original Agreement") (capitalized terms not otherwise defined herein have the same meanings ascribed to such terms in the Original Agreement);

         WHEREAS, the parties hereto desire to amend the Original Agreement, as described below, by entering into this First Amendment;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

         1. Exhibit A (Property Schedule) is hereby amended by deleting the legal description labeled Ladder Creek Plant/High Plains Gathering System in its entirety and substituting the attached legal description it is place.

         2. Exhibit B (Restructuring Activities) and Schedules 1.01(1) (Excluded Businesses and Assets), 1.01(4) (Purchased Assets) and 5.01(a)(ix) (Risk Management Positions) to the Original Agreement are hereby amended and restated in their entirety as attached hereto.

         3. This First Amendment is executed, and shall be considered, as an amendment to the Original Agreement and shall form a part thereof, and the provisions of the Original Agreement, as amended by this First Amendment, are hereby ratified and confirmed in all respects.

         4. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one and the same instrument. This Agreement shall become binding only when each party hereto has executed and delivered to the other parties one or more counterparts.


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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment or have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    UNION PACIFIC RESOURCES COMPANY



                                    By:    /s/ JOSEPH A. LASALA
                                           -------------------------------
                                    Name:  Joseph A. LaSala
                                    Title: Vice President, General Counsel
                                           and Corporate Secretary




                                    UNION PACIFIC FUELS, INC.



                                    By:    /s/ KERRY R. BRITTAIN
                                           -------------------------------
                                    Name:  Kerry R. Brittain
                                    Title: Vice President




                                    DUKE ENERGY FIELD SERVICES, INC.


                                    By:    /s/ J. W. MOGG
                                           -------------------------------
                                    Name:  J. W. Mogg
                                    Title: President



                                    DEFS MERGER SUB CORP.


                                    By:    /s/ J. W. MOGG
                                           -------------------------------
                                    Name:  J. W. Mogg
                                    Title: President